SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED TERMINALLING SERVICES AGREEMENT

    This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED TERMINALLING SERVICES AGREEMENT (this “Amendment”) is made and executed effective as of January 1, 2025 by and between MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership (“Operator”) and MARTIN ENERGY SERVICES LLC, an Alabama limited liability company (“Customer”). Operator and Customer are referred to herein collectively as the “Parties”.

    WHEREAS, Operator and Customer are Parties to that certain Third Amended and Restated Terminalling Services Agreement dated October 1, 2022, as amended by First Amendment to Third Amended and Restated Terminalling Services Agreement dated December 26, 2023 (the “Agreement”); and
    WHEREAS, the Parties mutually desire to amend certain terms of the Agreement as hereinafter provided.
    NOW, THEREFORE, in consideration of the covenants and agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
    1.    Capitalized terms used but not defined herein, if any, shall have the meaning given to such terms in the Agreement.
    2.    Amendment to the Agreement. The definition of “Throughput Fee” as defined in Section 1 is hereby amended and replaced as follows:

‘Throughput Fee’ means the following variable rate for Product in-loaded and out-loaded from the Terminal per Month: $*** for the first *** Gallons, $*** between *** and *** Gallons, and $*** for over *** Gallons.”

3.    Affirmation of the Agreement. Except as expressly amended herein, the terms, covenants and conditions of the Agreement shall remain in full force and effect without modification or amendment, and the Parties ratify and reaffirm the same in its entirety.

    4.    Entire Agreement; Amendments. This Amendment and the Agreement, as previously amended, constitute the entire agreement between the Parties as of the date hereof and supersede any prior or contemporaneous understandings, agreements, or representations by or between the Parties, written or oral, to the extent they have related in any way to the subject matter hereof. This Amendment may be amended, modified or superseded only by a written instrument executed by both of the Parties.

    5.    Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement.

    IN WITNESS WHEREOF, the Parties have caused this Amendment to be effective on the day and year first written above.

                CUSTOMER:

                MARTIN ENERGY SERVICES LLC

                By: /s/Damon King
                  Damon King, Vice President

OPERATOR:

MARTIN OPERATING PARTNERSHIP L.P.
                 By: Martin Operating GP, LLC, Its General Partner
                 By: Martin Midstream Partners, L.P., Its Sole Member
                By: Martin Midstream GP, LLC, Its General Partner

                By: /s/Robert D. Bondurant
                  Robert D. Bondurant, President and Chief
                 Executive Officer